Exhibit 3.50

Corporations Section P.O. Box 13697 Austin, Texas 78711-3697	Hope Andrade Secretary of State

Office of the Secretary of State

The undersigned, as Secretary of State of Texas, does hereby certify that the attached is a true and correct copy of each document on file in this office as described below:

INFO-HIGHWAY INTERNATIONAL, INC.

Filing Number: 133116600

Articles Of Incorporation	October 27, 1994
Articles Of Amendment	May 02, 1996
ME(STK+)	September 06, 2000
Change Of Registered Agent/Office	April 19, 2001
Change of Registered Agent/Office	March 26, 2002
Public Information Report (PIR)	December 31, 2002
Public Information Report (PIR)	December 31, 2003
Public Information Report (PIR)	December 31, 2004
Public Information Report (PIR)	December 31, 2005
Public Information Report (PIR)	December 31, 2006
Public Information Report (PIR)	December 31, 2006
Change of Registered Agent/Office	August 31, 2007
Public Information Report (PIR)	December 31, 2008
Public Information Report (PIR)	December 31, 2009
Public Information Report (PIR)	December 31, 2009
Change of Name or Address by Registered Agent	April 19, 2010
Public Information Report (PIR)	December 31, 2010
Public Information Report (PIR)	December 31, 2010
Public Information Report (PIR)	December 31, 2011

    In testimony whereof, I have hereunto signed my name officially and caused to be impressed hereon the Seal of State at my office in Austin, Texas on August 15, 2012.

Come visit us on the internet at http://www.sos.state.tx.us/
Phone: (512) 463-5555 Prepared by: SOS-WEB	Fax: (512) 463-5709 TID: 10266	Dial: 7-1-1 for Relay Services Document: 437309100003

Corporations Section P.O. Box 13697 Austin, Texas 78711-3697	Hope Andrade Secretary of State

Office of the Secretary of State

. Hope Andrade Secretary of State

Come visit us on the internet at http://www.sos.state.tx.us/
Phone: (512) 463-5555 Prepared by: SOS-WEB	Fax: (512) 463-5709 TID: 10266	Dial: 7-1-1 for Relay Services Document: 437309100003

JKSS (Rev. 1-05/24) "}<m J . FORM O O -J 0 a. TCode . 13196 TEXAS FRANCHISE TAX PUBLIC INFORMATION REPORT MUST be filed to satisfy franchiso tax requirements Fjilf ip Number: 133116600 Do not write in the space above H M (0 IV c. Taxpayer identification number d. Report year 2005 s. PIR/INI INFO-HIGHWAY INTERNATIONAL, INC. 175 PINELAWN ROAD MELVILLE NY 11747 Secretary of State file number or, if none, Comptroller unchartered number Item k on Franchise Tax Report Farm 05-142 If the preprinted information is not correct, please type or print the correct information. The following information MUST be provided for tha Secretary ofStato (SOS) by each corporation or limited liability company that files a Texas Corporation Franchise Tax Report. Use additional sheets for Sections A. B, and C, if necessary. The information will be available for public inspection. 1 [ Check here if there are currently no changes to the information preprinted in ' ' Section A of this report. Then, complete Sections B and C. Officer and director— information is reported lie Information Report is ation is updated annually >e tax report. There is no ure forsupplementing the s and directors change Corporation's principal office as of the date a Pub completed. The inform as part of the franchis 'equirement or procec information as offrcei throughout the year.Principal place of business SECTION A. Name, title, and mailing address of each officer and director. NAME:| SEE STATEMENT 1 pile.) IblRECTORs Term expiration (mnxtd-yyyy) YES mailing address] name] jjTTLE| 8DIRECTOR?? Term expiration (rmnid-yyyy) YES mailing address] NAME:] jrTrtJS] StMRECTORS Term expiration (rrm<ld-yyyy) YES MAILING ADDRESsl name] TTTLEl D|RECTOR:;| Term expiration (mtKid-yyyy) YES mailing address) name) t|rue;] IpWECTORg Term expiration (mrtKld-yyyy) YES mailing address] SECTION B. List each corporation or limited liability company, if any, percent (10%) or more. Enter the informationrequested n which this reporting corporation or limited liability company owns an interest of ten for each corporation or limited liability company. Name of owned [subsidiary) corporation State of incorporation Texas SOS file number Percentage Interest Name of owned (subsidiary) corporation Slate of incorporation Texas SOS file number Percentage Interest SECTION C. List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more in this reporting corporation or limited liability company. Enter the information requested for each corporation or limited liability company. Name of owning (parent) corporation INFOHIGHWAY COMMUNICATIONS COR State of incorporation DE Texas SOS file number Percentage Interest 100.00 Registered agent and registered office currently on tile. (See instructions if you need to matte changes.) Agent: CORPORATE AGENT office: Check here if you need forms Dto change this information. Changes can also be made on-line at http://wWK.3t>s.$iato.ti.usfcQrp/3osdafindex.&btmt 1 declare that the information in this document and any attachments is true and correct to the best oT my knowledge and belief, as of the date betow, and that a copy of tfiis report has been mailed Jo each person name&in this recort who is an officer or director and who is not currently employed wthis corporation or limited liability company ora related corporation. skin //^^lcer> director, or othel authorized personal Daytime phone (Area code and number) 631-815-1008

05271192039

INFO-HIGHWAY INTERNATIONAL, INC.	3333	760438543

TEXAS FORM 05-102, DETAIL

SECTION A, OFFICERS AND DIRECTORS

NAME & ADDRESS	TITLE	DIR	EXPIRATION DATE
PETER PARINELLO 9 PAUL COURT TAPPAN, NY 10983	PRESIDENT

EDWARD SEIDENBERG 759 KEARNY DRIVE NORTH WOODMERE, NY 11581	SECRETARY

PETER KAROCZKAI 3 CARDINAL LANE WESTPORT, CT 06880	V.P.

ROBERT IORIZZO 643 BOND COURT NORTH MERRICK, NY 11566	V.P.

JOSEPH GREGORI 67 TIMBER RIDGE DR COMMACK, NY 11725	CEO

MIKE KUCZA 19 TANAGER LANE NORTHPORT, NY 11768	CFO

STATEMENT 1

/SsYSST 05-102 KSS' '£? (Rev.2-03#i) a.TCode M"13196 Franchise Q* 161 96 Bank texas franchise tax public information report MUST be filed to sa tisfy franchise tax requirements CdfDoration name anrf aririr Filing Number ess f State (SOS) t Jse additional ihe correct inft nqestothein c. Taxpayer identification number 'nfomation MUST be provided for the Secretary c files a Texas Corporation Franchise Tax Report 1 /? will he available for public inspection. id information is not correct, please type or print his circle completely if there are currently no cha Secretary of Slate file.number or, if none. Comptroller unchartered number *" Item km Franchise &\~?>'$\l&6&& Tax Report form, Pags 1 H 77ie following company that The infomatic If the preprint* O Blackeni iy each corporation or limited liability sheets for Sections A, B, and C, if necessary, vtease sign tefow/ brmation preprinted in Sections A, B, and C of this report. Corporation's principal dfice ^ , __ SECTION A. Name, title, and mailing address of each officer and director. bocial security No. lUptionju ptALfel&fe^iJujp^i| -x R"es«&.vf- Social security no, (Uption^I FIVES Term expirationynm-flajoooi' Social security no. (Uptionjil Ti^-etis^^e^"HSfiiWKftUMseb^ Kerm expiratiot^nm-tltlyyyyj Social Security No. (Upuon^I Myiffluat^9iMjjg^»i)j ^ , , 1 erm explratior(mn>-tfc^x}^ mates / ' attiya Socfal becunty no. (.Uptionjil JZLYES i^U8i£to2KtS>S term expnaUot^nm-dayyy^ SECTION B. List each corporation or limited liability company, if any, in which this reporting corporation or limited liabilily company ovms an interest of ten percent (10%) or more. Enter the information requested for each corporation or limited liability company. Name cf owned (subsidiary) corporation State of incorporation Texas SOS file number Percentage Interest Name cf owned (subsidiary) corporation State of incorporation Texas SOS file number Percentage Interest SECTION C. List each corporation or limited liabilily company, if any, that owns an interest of ten percent (1 0%) or more in this reporting corporation or limited liability company. Enter the information requested for each corporation or limited liability company. Nameofowninc J-KTO i (parent) corporation , Slate cf incorporation Texas SOS file number Percentage Interest Registered agent and registered office currently on fllefSee instructions ifyou need to make changes.) Agent: Blacken this circle ifyou need forms to change this information. 1 declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief and that a copy of this report has been mailed to eac person named in ttjjs^epott who is an officer or director and who is not currently employed by this corporation orlimited liability company or a related corporation. slgnv^8* tieref^^ eMffistao^orottier authorized person ^^ Title Date /. Daytime phoneMrea code and mxnbei)

13196 a. TCoda.KjOj/ TEXAS FRANCHISE TAX \<J * W PUBLIC INFORMATION REPORT MUST be riled to satisfy franchise tax requirements Do not write In the space above a Taxpayer identificatiop-number ^ 760438543^} d. Report year M 2006 INFO HIGHWAY INTERNATIONAL INC. 39 BROADWAY — 19TH FLOOR NEW YORK NY 10006 Secretary of 'State file number or, if none,. ti? Comptroller unchartered number , [^ 9-* Item k on Franchlsa Tax Report Form 05-142 If the preprinted information is not correct, please type The following Information MUST be provided for the Sec limited liability company thai files a Texas Corporation Ft Sections A, 8, and C, tf necessary. The information willt jX^j.Check here if there are currently no charigss to or print the correct infonr retary of State (SOS) by anchise Tax Report. Use e available for public ins he information preprintec B and C. tation. each corporation or additional sheets for oeclion. in Of tforrr nfor in is ax re for nd ( 'ice tat! ma upc por sup iire *H r and director mi is reported ion Report is ated annually L There is no dementing the ctors change Section A of (his report. Then, complete Sections Corporation's principal office CO of the date rnpleled. Th part of the juirement o ormation as oughout the ir s a Public 3 informatic franchise t procedure officers i year. Principal place of business SECTION A. Name, title, and mailing address of each officer and director. Term expiration (imKld-yyyy) .tWIAILING/^DDRESSjJ 3IFtEpTjJB3| 1 YES Term expiration (imnld-yyyy) Term expiration(mntdft-yyyy) ;MAlQiNG;App^ESSj;| lEftMJEj) Term expiration (rtmdti-yyyy) I YES ?MAtQNG^DRpSS|| Term expiration (mmid-yyyy) I YES tM5).9£g52BSI§3sl SECTION B. List each corporation or limited liability company, if any, in which this reporting corporation or limited liabilitycompany owns an interest of ten percent (1 0%) or more. Enter the 'information requested for each corporation or limited liability company. Name opovmed ,(sflbsldjaiy)'corporatlon' ' ' . ' ~ State of rn'corporallon " Texas SOSfile number ' Percentage Interest Name of owned (subsidiary} corporation State of Incorporation Texas SOS file number PercentageInterest SECTION C. List each corporation or limited liability company, if any, that owns an interest of ten percent (1 0%) or more in this reporting corporation or limited liability company. Enter the information requested for each corporation or limited liability company. Name of owning (parent) corporation INFOHIGHWAY COMMUNICATIONS COR State of incorporation DE Texas SOS file number Percenlags Interest 100.00 D Check here if you need forms to change this information. Changes can also be made on-line at hfytfwww,sos.staie.txMS/corp/sosda/index.shtml declare that the Information In this document and any attach been mailed to each person named In this report who is an of ments is true and correct to the best of my knowle ficer or director and who is not currently employe dge and belief, as d oy this corporal of the date below, and that a copy ol on or limited liability company ora rel this report has ated corporation. Officer, director, or other authorized persoru-'" Daytime phone (Area code and number) 6Y52122.000 THQf V / I

Form 401 (Revised 01/06) Return in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512/463-5709 Filing Fee: See instructions	Statement of Change of Registered Office/Agent	This space reserved for office use. FILED In the Office of the Secretary of State of Texas AUG 31 2007 Corporations Section

[ILLEGIBLE]

The name of the entity is: Info-Highway International, Inc.
State the name of the entity as currently shown in the records of the secretary of state.

The file number issued to the filing entity by the secretary of state is: 0133116600

The registered agent and registered office of the entity as currently shown on the records of the secretary of state are:

NATIONAL REGISTERED AGENTS, INC. 1614 Sidney Baker Street Kerrville TX 78028

[ILLEGIBLE]

The certificate of formation or registration is modified to change the registered agent and/or office of the filing entity as follows:

Registered Agent Change

(Complete either A or B, but not both. Also complete C if the address has changed.)

☒  A. The new registered agent is an organization (cannot be entity named above) by the name of:

C T Corporation System

OR

☐  B. The new registered agent is an individual resident of the state whose name is:

  first Name                                                                      M.I.                                 Last Name                                                         Suffix

Registered Office Change

☒  C. The business address of the registered agent and the registered office address is changed to:

350 N. St. Paul Street	Dallas	TX	75201
Street Address (No P.O. Box)	City	State	Zip Code

The street address of the registered office as stated in this instrument is the same as the registered agent’s business address.

Form 401

[ILLEGIBLE]	RECEIVED

AUG 31 2007

Secretary of State

3

[ILLEGIBLE]

The change specified in this statement has been authorized by the entity in the manner required by the BOC or in the manner required by the law governing the filing entity, as applicable.

[ILLEGIBLE]

A. ☒ This document becomes effective when the document is filed by the secretary of state.

B. ☐ This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is:

C. ☐ This document takes effect upon the occurrence of a future event or fact, other than the passage of time. The 90th day after the date of signing is:

The following event or fact will cause the document to take effect in the manner described below:

[ILLEGIBLE]

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument.

Date: AUG 30 2007

Attorney In fact for Charles C. Hunter Authorized Person

Signature and title of authorized person (see instructions)

4

POWER OF ATTORNEY

NOTICE IS HEREBY GIVEN THAT Charles C. Hunter, the Authorized Officer of Broadview Network Holdings, Inc. (“the Company”), a corporation organized under the laws of Delaware, does hereby appoint Jennifer, Shanders & Erin McBrearty attorney-in-fact for the Company for the limited purposes authorized herein.

The Company and its subsidiary entities listed within the attached Schedule A, having taken all necessary steps to authorize the changes, hereby grants its attorney-in-fact the power to execute the documents necessary to change the Company’s and any affiliated entities’ registered agent and registered office, or the agent and office of similar import, in any state to CT Corporation System (or affiliated entity).

IN WITNESS WHEREOF the undersigned has executed this Power of Attorney on this 22nd day of August 2007.

(Charles C. Hunter), Authorized Officer of Broadview Network Holdings, Inc.

STATE OF NEW YORK               )

                                                         ) SS:

COUNTY OF WESTCHESTER   )

The foregoing instrument was acknowledged before me this 22nd day of August, by Charles C. Hunter, as Executive Vice President and General Counsel on behalf of Broadview Networks Holdings, Inc., a Delaware corporation, such individual is personally known to me.

Sign Name:

Print Name:	/s/ Corey Rinker

Notary Public
Serial No. (none if blank):

My Commission Expires:

(Notarial Seal)

COREY RINKER
NOTARY PUBLIC, STATE OF NEW YORK No. 02R16013491 QUALIFIED IN WESTCHESTER COUNTY MY COMMISSION EXPIRES 9/21/2009

TEXAS FRANCHISE TAX PUBLIC INFORMATION REPORT 04-17-08 (1-08/28) (To be filed by Corporations and Limited Liability Companies (LLCS)) This report MUST be filed to satisfy franchise tax requirements • Taxpayer number I i Report year You have certain rights under Chapter 552 and 559, Government Code, ~} 760438543 2008 to review, request, and correct information we have on file about you. -a Contact us at: (512) 463-4600, or (BOO) 252-13B1, toll free nationwide. I Taxpayer name Mailing address Secretary of stats file number . *=$ -. 800 WESTCHESTER AVENUE, SUITE N-501 or Comptroller file number 9 [y] Check box If there are currently no changes or additions to tnt ) information displayed in Section A of this report. Then complete Sections 8 and C. ' • ' Entity's principal office Principal place of busine S3 Officer, director and member information is reported as of the date a Public Information Please sian belowl Report is completed. The information is updated annually as part of the franchise tax report. There is no requirement or procedure for supplementing the information as officers, directors, or members change throughout the year. SECTION A. Name, title and mailing address of each officer, director or member. * 76043854308* Name Title Director INFORMATION IS AVAILABLE D vpc Term YES expiration | Mailing address Oity State W Coda Name Title Director IN TAXPAYER'S OFFICE r— j yes Term — ' expiration Mailing address City State ZIP Code Name Title Director 1 ' '" expiration | Mailing address City State ZIP Code SECTION B. Enter the information required for each corporation or LLC, if any, in which this reporting entity owns an interest of ten percent (10%) or more. I Name of owned (subsidiary) corporation or limited liability company State of formation Texas SOS file number. f any Pa •carnage of Ownership • . Name of owned (subsidiary) corporation or limited liability company State ot formation Texas SOS tile number, if any ' Pa cantage of Ownership SECTION C. Enter the information required for each corporation or LLC, if any, that owns an interest of ten percent (10%) or more in this reporting entity. Name or owned (parent) corporation or limited liability company j Slate of formation Texas SOS rile number, if any Pa centage ot Ownership I Registered agent and registered offlcs currently on Me. (See instructions If you need to make changes) • i — i Check box if you need forms to change the Agent 1 1 registered agent or registered office information. City state ZIP Code Office: The above information la required by Section 171.203 of the Tax Code tor each corporation or limited liability company that files a Texas Franchise Tax Report. Use additional sheets for Sections A, B and C.I necessai 7. The information win be available for public Inspection. I I declare that the Information In this docum ant and any attachments is true and correct to the best or my Knowledge and belief, c is of the date below, and that a copy of this report has been mailed to each person named in this report who is an officer, director, or member and who Is not currently employed by this, or a related, corporation or limited liability company. Texas Comptroller Official Use Only

00001880486 780701 04-17-O8 05-102 (1-08/26) TEXAS FRANCHISE TAX PUBLIC INFORMATION REPORT (To be filed by Corporations and Limited Liability Companies (LLCS}) • Tcode 13196 This report MUST be filed to satisfy franchise tax requirements A • Taxpayer number • Report year You have certain rights under Chapter 552 and 559, Government Code, 'J 760438543 2008 to review, request, and correct information we have on file about you. ECl 1 Contact us at: (51 2) 463-4600, or (800) 252-1 381, toll free nationwide. J, £3. T axpayer name | ' | INFO-HIGHWAY INTERNATIONAL INC . c/o EURE "fl Mailing address Secretary of stale file number *=} 800 WESTCHESTER AVENUE , SUITE N-501 or Comptroller file number fl City State ZIP Code Plus 4 ff RYE BROOK NY 10573 • ft i— i 3 [y] Check box If there are cuirantly no changes or additions to the infbmiation displayed in Section A of this report. Then complete Sections B and C. 1 Entity's principal office I Principal place of business Officer, director and member information is reported as of the date a Public Information Please sian hftlnwl Report is completed. The information is updated annually as part of the franchise tax INI report. There is no requirement or procedure for supplementing the information as officers, directors, or members change throughout the year. 1 Illl SECTION A. Name. title and mailing address of each officer, director or member. *76043854308* Name Title Director ^ m d d y y INFORMATION IS AVAILABLE D YES Temi 1 expiration [ Mailing od dress City State ziprjode Name Title Director m m d d y y IN TAXPAYER'S OFFICE f— | YES Term 1 — ' expiration Mailing address City Stale . . zip code Name Title Director m m d d y y 1 1 YES Term 1 — ' expiration Mailing address City Stats ZIP code SECTION B. Enter the information required for each corporation or LLC, if any, in which this reporting entity owns an interest of ten percent (10%) or more. Name of owned (subsidiary) corporation or limited liability company j Stats of formation . Tt ocas SOS file number, if any Percentage of Ownership 1 Name of owned (subsidiary) corporation or limited liaoility company I Stale of formation Texas SOS file number, if any Percentage of Ownership SECTION C. Enter the information required for each corporation or LLC, if any, that owns an interest of ten percent (10%) or more in this reporting entity. Name or owned (parent) corporatfon or limited liability company State of formation Texas SOS file number, If any Percentage of Ownership 1 Registered agent and registered office currently on file. (See instruction s if you need to make changes) i — i Check box if you need forms to change the Agent j J registered agent or registered office information. City State ZIP Code . Office: ', The above ntormalion Is required by Section 1 7 1.203 of the Tax Code for each corporation or limited liability company mat files a Texas Franchise Tax Report. Use additional sheets for Sections A, B andC.i necessary. The Information will be available for public inspection. ' • 1 declare that the Information in this document and any attachments is true and correct to the best of my knowledge and belief, as of the date below, and that a copy of this report has been mailed to each person named In this report who is an officer, director, or member and who is not currently employed by this, or a related, corporation or limited liability company. 1019

Office of the Secretary of State Corporations Section P.O. Box 13697 Austin, Texas 78711-3697 (Form 408)	Filed in the Office of the Secretary of State of Texas Filing #: 133116600 04/19/2010 Document #: 304538401867 Image Generated Electronically

STATEMENT OF CHANGE OF

ADDRESS OF REGISTERED AGENT

1.	The name of the entity represented is

    INFO-HIGHWAY INTERNATIONAL, INC.

The entity’s filing number is 133116600

2.	The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the Secretary of State.)

350 N. St. Paul St., Dallas, TX 75201

3.	The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.)

350 N. St. Paul St., Ste. 2900, Dallas, TX 75201-4234

4.	Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.

Date: 04/19/2010

CT Corporation System

    Name of Registered Agent

Kenneth Uva, Vice President

    Signature of Registered Agent

FILING OFFICE COPY

00005183905 Filina Number: 133116600 880701 05-05-09 A^OMetL 1 TX2Q09 05-102 TEXAS FRANCHISE TAX PUBLIC INFORMATION REPORT 0 Ver. 1.2 (Rev. 1-08/28) (To be tiled by Corporations and Limited Liability Companies (LLCS)) 0 ii Tcoda 13196 This report MUST be filed to satisfy franchise tax requirements 1 1 • Taxpayer number 17604385439 • Report year You have certain rights under Chapter 552 and 559, Government Code, . 2 2009 to review, request and correct Information wa have on file about you. . 4 Contact us at: (512) 463-4600, or (800) 252-1381, toil free nationwide, 0 Taxpayer name 4 INFO-HIGHWAY INTERNATIONAL INC. C/0 EUREKA NE 0 Mailing address 1 Secretary of Slate file number C 800 WESTCHESTER AVENUE, SUITE N-501 or Comptroller filo number -j City 1 State 1 ZIP COdo i r*lus4 RYE BROOK |ny 10573 iyj Check box If there are currently no changes or additions to the Information displayed In Section A of this report. Then compteto Sections BandC. I Entity's principal orflca • I Principal place orbuslness Officer, director and member Information is reported as of the date a Public Information Please sion belowl Report Is completed. The information Is Updated annually as part of the franchise tax report. There ia no requirement or procedure for supplementing the information as ill I officers, directors, or members change throughout the year. SECTION A. Name, title and mailing address of each officer, director or member. *1V6043B5439D9* INFORMATION IS AVAILABLE n yes T«m expiration | Mailing address City State apcooo Name HIM Utrector m m d d y y \ IN TAXPAYER'S OFFICE dves Term expiration Mailing address city Stole ZIPQOdS Nama Tills Director m m d d y y n ^ Term expiration j Mailing address city atato W Code SECTION B. Enter the Information required for each corporation or LLC, if any, In which this reporting entity owns an Interest of ten percent (10%) or more. Name of owned (aubsldlery) corporation or HmJlad liability company I state of formation Texas SOS IHe number, tt any .1 Percent! Qo ot Ownership Nama ot owned (subsidiary) corporation or limited liability company istaia o| tonration 1 Texas 303 nie number, it any 1 i r^eroenisge ot ownarahip SECTION C. Enter the information required for each corporation or LLC, If any, that owns an interest often percent (10%) or more in this reporting entity, I Narne OT owned (parenll INFOHIGHW corporation or limited imtflli AY COMMUNI Ey compel CAT] :yoNS corp. 1 state of lormation NY lexas SOS ftlo number, if ttny 1 Percentage ol ownership JlOO.OO Registered agent and regtelered office currently on Die. (See Instructions if you need to make changes) c— i ChocK dok W you nnad forms to change lh« Age rit: 1 J registered agonl or reglotered office Information. City st ita ziPCod« Office: •• The abova Information is required by Section 171,203 of tn»Tax Coda lor tech corporation of limited liability company that files a Tutsi Franchise Tax Report. Uao additional sheets lor Section! A B, and C, \l nccesss ry. The /nfemwUon will be available (or public Inspection, I declare that the Information In this document end any attachments Is Irua and correct to tne best of my knowledge and belter, cm of the data below, and that a copy of this report has been malted to each person named in this report who is an officer, director, or member and who Is not currently employed by this, or a related, corporation or limited liability company.

00002511574 BB07Q1 ra-OB-08 •tocos " os-102 TEXAS FRANCHISE TAX PUBLIC INFORMATION REPORT var. 1.1 (Rw. 1-08/28) p-Q be n&j by Corporations and Limited Liability Companies (LLCS)) o m Tcode 1 3 1 Q fi T^is rePrt MUST be fled to satisfy franchise tax requirements \j 9 • Taxpayer number • Report year You have certain rights under Chapter 552 and 559, Government Code, ® 1 760438543 ''I 2009 to review, request, and correct information we have on file about you. ? I Contact us at: (5 12) 463-4600, or (800) 252- 738 1, toll free nationwide. v Taxpayer name INFO -HIGHWAY INTERNATIONAL INC. C/0 EURE 1 Mailing address 1 Secretary ot state tile number 800 WESTCHESTER AVENUE, SUITE N-501 | or compel* we number 0 City State ZIP Code Plus 4 B RYE BROOK NY 10573 2 jy | Check box it there are currently no changes or additions to the information displayed in Section A of this report. Then complete Sections B and C. Entity's principal office Principal place of business I Officer, director and member information is reported as of the date a Public Information Please sign below! Report is completed. The information is updated annually as part of the franchise tax 11 III llllll III HIM 111 Mil 111 III Hill report. There is no requirement or procedure for supplementing the information as III III! Illlillilllllilllll 1 llllll ill llllll III! officers, directors, or members change throughout the year. llllll SECTION A. Name, title and mailing address of each officer, director or member. *0760438543009* Name Title Director mm d d y y 1 1 YES Term INFORMATION IS AVAILABLE "— ' ""P"3'""1 Mailing address City Stats iV Code Name Title Director . . mm d d y y ["1 YES Term IN TAXPAYER'S OFFICE "— J axPiration Mailing address City Btata ZIP Code Name Title Director mm d d y y rn yes Twm 1 expiration | Mailing address City State ZIP Code SECTION B. Enter the information required for each corporation or LLC, if any, in which this reporting entity owns an interest often percent (10%) or more. Name of owned (subsidiary) corporation or limited liability company j State oT formation j Texas SOS fife number, if any Percentage of Ownership t Name ot owned (subsidiary) corporation or limited liability company State oJ formation Texas SOS file number, if any Percentage of Ownership SECTION C. Enter the information required for each corporation or LLC, if any, that owns an interest of ten percent (10%) or more in this reporting entity. Name ol owned (parent) corpor ation or limited liability company | state o* formation Texas 3U3 file number, if any Percentage of Ownership Registered agent and registered office currently on file. (See instructions if you need to make changes) I 1 Check box if you need forms to change the Agent: \ I registered agant or registered office (nformation. City State ZIP Code Office: The above Information is required by Section 171.203 of the Tax Code tor each corporation or limited liability company that files a Texas Franchise Tax Report. Use additional sheets for Sections A, B, and C, If necessary. The information will be available for public inspection. I declare that the inform; tion in this document and any attachments is true and correct to the best of my knowledge and belief, as of the date below, and that a copy of this report has been mailed to each person named in this report who is an officer, director, or member and who is not currently employed by this, or a related, corporation or limited liability company. Siflrl W X"""1! /I ™le Dale Area code and phone number here 1019

'* 00005666255 Filing Number: 133116600 980701 12-02-09 TX2oio TEXAS FRANCHISE TAX PUBLIC INFORMATION REPORT mm m Ver- 1-° os 102 To be filed by Corporations, Limited Liability Companies (LLCS) and Financial Institutions 1 (9-09/28) This report MUST be signed and filed to satisfy franchise tax requirements 0 • Tcode 13196 0 7 • TaxPayer number . Report year You hm certain rights und&. Chapter562 and 559 Government Code, <f to review, request, and correct information we have on file about you, J 17604385439 2010 Contact us at: (51 2) 463-4600, or (800) 252- 1381, toll free nationwide. 2 Taxpayer nams INFO-HIGHWAY INTERNATIONAL INC. C/0 EUREKA NE 5 1 Mailing address Secretary of State file number or i 800 WESTCHESTER AVENUE, SUITE N-501 ^p"01 er file number 3 City state ZIP Goaa 1 Plus 4 6 RYE BROOK NY 10573 I |J Check box if there are currently no changes from previous year; if no Information Is displayed, complete the applicable information in Sections A, B and C Principal office 800 WESTCHESTER AVENUE, SUITE N-501, RYE BROOK, NY 10 Principal place of business 800 WESTCHESTER AVENUE, SUITE N-501. RYE BROOK, NY 10 _. nil inniin Officer, director and member information is reported as of the date a Public Information 1 1 III ill 111 III III 1 Ploaco «sinn holouvl ^ePort B completed. The information is updated annually as part of the franchise tax 11 fiease sign oeiowi report -rnere is no requirement or procedure for supplementing the information as 111 II 11 III officers, directors, or members change throughout the year. SECTION A Name, title and mailing address of each officer, director or member. M760438543910* Name Title Director m m d d y y INFORMATION IS AVAILABLE Q YES TeT • 1 — ' expiration Mailing address City State ZIP Codo Name Tills Director m m d d y y IN TAXPAYER ' S OFFICE D YES TBrm , ' — ' expiration Mailing addrssa City State ZIP Coda Name Title Director m m d d y y D YES T«™ expiration I Mailing address City State ZIP Code SECTION B Enter the information required for each corporation or LLC, if any, in which this entity owns an interest of ten percent (10%) or more. Name of owned (subsidiary) corporation or limited liability company State of formation j Texas SOS file number, if any 1 Percentage of Ownership Name of owned (subsidiary) corporation or limited liability company I State of formation Texas SOS file number, if any 1 Percentage of Ownership SECTION C Enter the information required for each corporation or LLC, if any, that owns an interest of ten percent ( 10%) or more in this entity or limited liability company. Name of owned (parent) corporation or limited liability company State of formation I Texas SOS file number, if any Percentage of Ownership TOFOHTfiHWAY rQMKrTNTTnATTON.q CORP. NY I 1 nn.nn I Registered agent and registered office currently on file. (See instructions if you need to make changes) , — , Aaent' Check box if you need forms lo change ngem. tf)8 r8aistBrat] agent „ registered office information. Office: I ^ Slala ZIP Code The above information is required by Section 171.203 ol trie Tax Code for each corporation or limited liability company that files a Texas Franchise Tax Report. Use additional sheets for Sections A. B, and C, if necessary. The information will be available for public inspection. 1 declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief, as of the date below, and that a copy of this report has been mailed to each person named irt this report who i3 an officer, director or member and who is not currently employed by this, or a related, corporation or limited liability company. SfQn h X"""N >f *" Title Date Area code and phone number here 1019

c«"-p!"fc» 05-102 EJJS; (Rev.2-02/20) form a. Tcode [i] • 13196 Franchise fl • 16 TEXAS FRANCHISE TAX PUBLIC INFORMATION REPORT MUS r be tied w;h your Corporation Franchise Ta« Report 3 196 Bank dress ary of Stale (.£ art. The inforn it the correct ii information p 333 u 02274192883 do not wn;e in ihe sp-ace above c. Taxpayer identification numbef mjl 604 3854 ?Pf a Report year . 2002 e PIR/ir.'D I ,[£] 1,2.3,4 corporation name and ac INFO-HIGHWAY INTERNATION; C/O 175 PINELAWN ROAD, SI MELVILLE N1 8 47 „ Secretary of Slate We number or. if none, Corrptiollei uncnarteieJ number 9-" Hem k on Franchise fa* Fftsort form pzqb TTie following info company that files. "SECTION A" MUSI II preprinted inforr | | Check here rmation MUST be provided for the Secret a Te * as Corporation Franchise Tax Rep ' BE COMPLETE AND ACCURATE, nation is not correct, please type or prir if there are currently no chanqes to the '. O.SJ by each corporation or limited liability alion will be available for public inspection. iformation. P/case sign below! eprin'.ed in Sections A, B. and C of this report Coipoia'ion's principal o"ce Principal place ol ausmess SECTION A. Name, title and mailing address of each officer and director Use additional sheets, if necessary. •name[ JOSEPH GREGORI rmej PRESIDENT i; ORECTCR- | ^^| g|g^_g^^^^ 1 Expiration date (rrvn-dci-yyyy) MAJUIfC'AOORESS COMMACK, NY 11725 67 TIMBER RIDGE DRIVE iNftMEJ EDWARD SEIDENBERG TTTl£| SECRETARY ••' HRECTOR- ' nnHnr YES EXP MAILING ADDPESS N . WOODMERE , NY 11581 759 KEARNY DRIVE name) FRANCINE MAMBUCA tttle| TREASURER '—iORECTCR' • Social Securrt JloJOptlonal^^ 1 MAILING ADDRESS NORTH BELLMORE, NY 11710 Expiration date (mrrHJttyyyy) 2050 DECATUR AVENUE name] TfTLE| :• . DIRECTOR ,'. Social Security No. (Optional) YES MAIUING ADDRESS Expiration date (mm-dd-yyyy} .MAMEJ .Tra£| -•.-. QRECTDR .:' Social Security No. (Optional) YES MAIL ING ADDRESS Expiration data (mmda-yyyy) SECTION B. List each corporation or limited liability company, if any. in which this reporting corporation or limited liability company owns an interest of ten percent (10%) or more. Enter the information requested for each corporation. Use additional sheets, if necessary. Name ol owned (subsidiary) craporation Sta:e ot incorporation T&.asS.O.S filenurnbei Percenlage Interes: Name of owned (suasidiary) corporation Scale cl incofporatioo Te^as S O.S file numb« Percentage ln:«est SECTION C. List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more in this reporting corporation or limited liability company. Enter the information requested for each corporation or limited liability company. Use additional sheets, if necessary. Name or owning (parent) corporation INFOHIGHWAY COMMUNICATIONS COR State ol incorporation DE T«as S O.S. file number Pefcentage Interest 100.00 Registered agenl ana registered office currently on file (Changes must be tiled separately veih the Secretary ol State ) Agent: Office: 1 | Check here if you need forms to change this inlormation. 1 declare tnat the'informanon in inre document and any attachments is true and correct lo the best of my knowledge and Mtief and tha; a copy ol this report has been ma^'ed [o each cerson named m.th:s recoil who is an officer or director and who is not currently employed bv trw corporation orlimtfed l-aalriv company or a related ccrcoialion SJqn Officer, director, w other authorized person „

980701 12-02-09 00007501390 | Filing Number: 133116600 TX2010 TEXAS FRANCHISE TAX P UBLIC INFORMATION REPORT _ Vor. 1.0 oa-102 To 6s filed by Corporations, Limited Liability Companies (LLCS) and Financial Institutions Q (0-08/29) This report MUST ba signed and filed to satisfy franchise tax requirements 1X3 OJ • Tcoda 13196 CT> OJ M Taxpayer number • Report year You hairs certain rights under Chapter 552 and 559, Government Code, _ 17604385439 2010 fo review, request, and correct Information we have on file about you. * Contact us at: (512) 463-4600, or (800)252-1381, toll free nationwide. -. Taxpayer name cr> INFO-HIGHWAY INTERNATIONAL INC. C/O EUREKA NE Mailing address 1 Secretary of Stata file number or 800 WESTCHESTER AVENUE, SUITE N-501 | Comptrellar Bio numbor Oily 1 state | £lKUOde 1 PIUS 1 1 RYE BROOK NY 10573 1 1 [            | Check bo* IT there am currently no changes from previous year, lino Information la displayed, complete the applicable Information In Sections A B and C. 1 Principal office 800 WESTCHESTER AVENUE, SUITE N-501, RYE BROOK, NY 10 1 Principal place of business 800 WESTCHESTER AVENUE , SUITE N-501 , RYE BROOK , NY 10 llBffl mill ib ui|i Officer, director and member Information la reported as of the data a Public Information III 11 Will 1 Illllffli 11 Ifillli 111 Please si an below! Report Is completed. The Information Is updated annually as part of the franchise tax report. There Is no requirement or procedure for supplementing the Information aa 11 • II 1113 III officers, directors, or members change throughout the year. *176043 8543910* SECTION A Name, title and mailing address of each officer, director or member. Name THIo Director m m d d y y INFORMATION IS AVAILABLE D YES Tcim axolratlon Mailing address City Slate ZIP Coda Name Tttla Dlnwtor m m d d y y IN TAXPAYER' S OFFICE d yes Tomi expiration Moiling nddroso City State ZIP Code Nomo Title Director m m d d y y D YES Torm axolratlon Mailing ntkJmaa City Stale ZIP Code SECTION B Enter tha Information required foreacn corporation or LLC, If any, In which Oils entity owns an interest of ten percent (10%) or more. I Norno of owned (subsidiary) corporation or limited liability company I i Hate of formation Texas SOS file number, If any Percentage of Ownership 1 Nome of ownod (ouboldlaiy) corporatfon or limited liability company IS tale of formation Texas SOS file number, If any Percentage of Ownership SECTION C Enter the Information required for each corporation orLLC, if any, i that owns an Interest often percent (10%) or more In this entity or limited liability company. I Name of owned (parent) corporation or limited liability company IS late off formation Texas 303 file number, If any 1 Percentage of Ownership INFOHIGHWAY COMMUNICATIONS CORP. If re 100.00 Registered agent and registered office currently on file. (See Instructions If you need to mska changes) D Check box If you need forms to changa A0Qnt? tha registered agent or ragtalered office Information. Office: City | State ZIP Code I 1 Tho dbovo Information Is required by.Soctlon 1 71 .203 of the Tax Code for each corporation or limited liability company thot flies a T« i txBs Franchlso Tax Report Use additional she 1 eta Tor Sections A, B, and C, If negesss try. Tho Information will ba available fbrpubllc Inspection. I daeiBre that the Information In this documant and any attachments Is true and correct to the best of my knowledge and belief, es of the date below, and that a copy of this report has | boon mailed to ouch person nama d In thto report who la an officer, director or marnbw and who Is not currently employed by this, or b related, corporation or limited liability company. I

00008740642 Filing Number: 133116600 ~ 9soroMi-03-io TX2011 TEXAS FRANCHISE TAX PUBLIC INFORMATION REPORT TS Vor. 2.0 05-102 To be filed by Corporations and Limited Liability Companies (LLC) and Financial Institutions o (8-09/29) This report MUST be signed and filed to satisfy franchise tax requirements CD LO •Tcode 13196 CO o • Taxpayer number ' ' Report year You have certain rights under Chapter 552 and 559, Government Code, -^ to review, request, and correct information we have on file about you. S 17604385439 2011 Contact us at: (512) 463-4600, or (800J 252- 738 1, toll free nationwide. <° 1 Taxpayers INFO-HIGHWAY INTERNATIONAL INC . C/0 EUREKA NE I Mailing add/ ess Sec retary of State file number or 800 WESTCHESTER AVENUE, SUITE N-501 Cor nptrollgr fil 3 number Icitv RYE BROOK 1 Slate NY 1 ZIPCodel0573l Plus 4 1 1 1 Check box if there are currently no chanaas from previous vear if no information is displayed, complete the applicable information In Sections A, B and C. I Principal office 800 WESTCHESTER AVENUE. SUITE N-501 . RYE BROOK .. NY 10 1 Principal place of business 800 WESTCHESTER AVENUE, SUITE N-501. RYE BROOK NY 10 | 1 Officer, director and member information is reported as of the date a Public Information | Report is completed. The information is updated annually as part of the franchise tax 9 1 Please sign below! report. There is no requirement or procedure for supplementing the information as IIIIJII illllllllllllllliiH officers, directors, or members change throughout the year. •1760438543911* SECTION A Name, title and mailing address of each officer, director or member. Name Title Director mmd d y y C J YES Term INFORMATION IS AVAILABLE [ expiration 1 Mailing address City State 1 ZIP Code i J Name Title Director mmd d y y 1 1 YES Term 1 IN TAXPAYER'S OFFICE expiration Mailing address City State 1 ZIP Code Name Title Director mmd d y y 1 | YES Term expiration Mailing address City State 1 ZIP Code i SECTION B Enter the information required for each corporation or LLC, if any, in which this entity owns an interest of ten percent (10%) or more. Name of owned (subsidiary) corporation or limited liability company Stale qf formation Texas SOS file number, if any Percentage of Ownership Name of owned (subsidiary) corporation or limited liability company State of formation Texas SOS file number, if any Percentage of Ownership SECTION C Enter the information required for each corporation or LLC, if any, that owns an interest of ten percent (10%) or more in this entity or limited liability company. Name of owned (parent) corporation or limited liability company State of formation Texas SOS file number, if any Percentage of Ownership INFOHIGHWAY COMMUNICATIONS CORP. NY 100.00 Registered a gent and registered office currently on file. {See instructions if you need to make changes) 1 1 Check box if you naed forms to change Agent: the registered agent or registered office information. Office: 1 City 1 State 1 ZIP Code The above information is required by Section 171.203 of the Tax Code for each corporation or irnited liability company that file. s aTe xas Franchise Tax Report. Use additional sheets for Sections A. B, and C, if necessary. The information will be available for public inspection. 1 declare that the information in this document and any attachments is tru* and correct to the best of my knowledge and belief, as of the date below, and that a copy of this report has been mailed to each person named in this report who Is an officer, director or momber and who s rot currently employed by this, or a related, corporation or 1 mited liability company. 1019

333303267150921 ' Do no! write i.n the spaca above a. TCode fxl • 13196 Franchise fI n 16196 Bankc. Taxpayer idenliHca;ion number d. Repot year TEXAS FRANCHISE TAXT760438543?t• 2003 PUBUC INFORMATION REPORT MUS T ba filed to satisfy franchise fax requiroments Corporaticn name and address INFO-HIGHWAY INTERNATIONAL, INC C/O 175 PINELAWN ROAD, SUITE 408 MELVILLE, NY 11747 Ham k on Franchise I Tat Report form. Pago 1| The following information MUST be provided for the Secretary of State (SOS) by each corporation or limited liability company that files a Taxes Corporation Franchise Tax Report. Use additional sheets for Sections A, B, end C, if necessary. The information will tie avai/atfe for public inspection. If the preprinted information is not correct, please type or print the correct information. PfeflSG SJQH bslQWl \ ] Check here if there are currently rio changes to the information preprinted in Sections A, B, and C of this report. Corporation's principal ofltee Principal place of business SECTION A. Name, litle, and mailing address of each officer and director. JOSEPH GREGORII PRESIDENT MA1UNG- ADDRESS!~~I Term expiration (mm-dd-yyyy) _67 TIMBER RIDGE DRIVE COMMACK. NY 11725 r^AH&l JTTJLEJ EDWARD SEIDENBERG I SECRETARY 759 KEARNY DRIVE N. _WOOpMERE, NY 11581 • '__-.•• J ' •— * '•'•'•' •'            * "'—" ' 1 I FRANCINE MAMBUCA | TREASURER II I VES | BHBBB^^^^^B MA]UNp'ArX3BESS| I Term expiration (mm-dd-yyyy) 2050 DECATUR AVENUE NORTH BELLMORE , NY 11710 I NAM5] ~"~ .-rfTl,E| '•::. DRECIOR/::; Sodal Sacurlty No. (OpOonal) MMLjNG:ADf3RESS] ~ ~ ~ Term expiration (nvn-dct-yyyy) NAME-I ttjtjej "~ -.!:• qeSECtOR-.- Social Sacurlty No. (Optional) MAll.Jf.tg'•ADORESS j Term expiration (om-dd-yyyy) SECTION B. List each corporation or limited liability company, if any, in which this reporting corporation or limited liability company owns an interest of ten percent (10%) or more. Enter the information requested for each corporation or limited liability company. Name ot owned (subsidiary) corporatipri State of incorporation Teoas SOS file number Percentage Interest Name of owned (subsidiary) corporation ' Stale of incorporation Texas SOS tie number Percentage Interest SECTION C. List each corporation or limited liability company, if any, that owns an interest of len percent (10%) or more in this reporting corporation or limited liability company. Enter the information requested for each corporation or limited liability company. Name of owning (parent) corporation State of incorporation Texas SOS fie number Percentage Interest INFOHIGHWAY COMMUNICATIONS COR | DE . I 100.00 Registered agent and registered office cunentV on We (Sea instructions it you need to mate changes} Agent: Office: | | Check this box if you need forms to change this information. I declare that Ilie inlormation in this document and any attachments is t;ue ana correct :o the best cl my knowledge and be:ief and thai a cooy ct this report has been mailed to each gerscn nanwj in this report who is an officer or director anc who is not currently employed by this corporation orlimited liability company or a related corporation. sjqn r\ (Officer, director, or aheTwuHionzed person             I Title z_ Dale i j I Daytime phone fArea code ana number) J7EOIM 2K3F 09/09/2003 14:52:24 V02-7.3 76-0438543

[ILLEGIBLE]

FILED In the office of the Secretary of State of Texas OCT 27 1994 Corporations Section

ARTICLES OF INCORPORATION

INFO-HIGHWAY INTERNATIONAL, INC.

I, the undersigned a natural person of the age of eighteen (18) years or more, of whom is a citizen of the State of Texas, acting as incorporator of the corporation under the Texas Business Corporation Act, do hereby adopt the following Articles of Incorporation for such corporation

ARTICLE ONE

The name of the corporation is INFO-HIGHWAY INTERNATIONAL, INC

ARTICLE TWO

The period of its duration is perpetual

ARTICLE THREE

The purposes of the corporation is organized are

1 To buy, sell, lease, and deal in services, personal property, and real property subject to Part Four of the Texas Miscellaneous Corporation Law Act

2 Any lawful purpose

ARTICLE FOUR

The aggregate number of shares which the corporation shall have authority to issue is ONE HUNDRED THOUSAND (100,000) shares of Class A voting stock of the par value of ONE AND NO/100 DOLLARS ($1 00) each and ONE THOUSAND (1000) shares of Class B non-voting stock of the par value of ONE AND NO/100 ($1 00) each

ARTICLE FIVE

The corporation will not commence business until it has received for the issuance if its shares consideration of the value of ONE THOUSAND AND NO/100 DOLLARS ($1,000), consisting of the money, labor done, or property actually received

[ILLEGIBLE]

ARTICLE SIX

The street address of its initial register office is 11811 North Freeway, Suite 505, Houston, Texas 77060, and the name of its initial registered agent is Tony Howlett.

ARTICLE SEVEN

The number of Directors constituting the initial Board of directors is TWO (2), and the names and addresses of the person who are to serve as Directors until the first annual meeting of the shareholders or until their successors are elected and qualified are

Anthony R Howlett

3050 Post Oak Blvd, Suite 400

Houston, Texas 77056

David Mangum

3050 Post Oak Blvd, Suite 400

Houston, Texas 77056

ARTICLE EIGHT

The names and addresses of the incorporators are

Anthony R Howlett

3050 Post Oak Blvd, Suite 400

Houston, Texas 77056

ARTICLE NINE

Every director and officer shall be indemnified against all liabilities, civil and criminal, incurred in relation to his duties, including all reasonable expense of defenses, except to the extent that he shall have been finally adjudged to be liable for negligence or misconduct in the manner out of which the liability arises

IN WITNESS WHEREOF, we have executed these Articles of Incorporation on this [ILLEGIBLE] day of [ILLEGIBLE], 1994

/s/ Anthony R. Howlett
ANTHONY R HOWLETT

00217202883

FILED In the office of the Secretary of State of Texas MAY 2 1996 Corporations Section

ARTICLES OF AMENDMENT TO ARTICLES OF INCORPORATION OF

INFO-HIGHWAY INTERNATIONAL, INC.

Pursuant to the provisions of Article 4 04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation

ARTICLE ONE

The name of the corporation is INFO-HIGHWAY INTERNATIONAL, INC.

ARTICLE TWO

The following amendment to the Articles of Incorporation was adopted by the shareholders of the corporation on April 9, 1996

ARTICLE FOUR of the previous Articles of Incorporation is deleted in its entirety The old text of ARTICLE FOUR was as follows

“The aggregate number of shares which the corporation shall have authority to issue is ONE HUNDRED THOUSAND (100,000) shares of Class A voting stock of the par value of ONE AND NO/100 DOLLARS ($1 00) each and ONE THOUSAND (1000) shares of Class B non-voting stock of the par value of ONE AND NO/100 ($1 00) each”

In its place is substituted the following text of the new ARTICLE FOUR

“The aggregate number of shares which the corporation shall have authority to issue is TWENTY MILLION (20,000,000) shares of common stock of the par value of NPV each and ONE THOUSAND (1000) shares of Class B non-voting stock of the par value of ONE AND NO/100 ($1 00) each Further, the existing shareholders shall turn in all outstanding shares of Class A voting stock, and shall exchange each share for 50 shares of the new common stock”

ARTICLE THREE

The number of shares of the corporation outstanding at the time of the adoption was 92,000, and the number of shares entitled to vote on the amendment was 92,000

ARTICLE FOUR

The number of shares that voted for the amendment was 92,000, and the number of the shares that voted against the amendment was zero (0)

00217202884

ARTICLE FIVE

Since equivalent amounts of shares were issued for previously outstanding shares, and no new consideration was received for such shares, there was no change in the stated capital of the Corporation as a result of these amendments

Dated April 10, 1996

INFO-HIGHWAY INTERNATIONAL, INC

By /s/ Tony Howlett

Tony Howlett, President

FILED

In the Office of the

Secretary of State of Texas

SEP 06 2000

Corporations Section

ARTICLES OF MERGER

OF

INFOHIGHWAY (TEXAS) MERGER CORPORATION

(a Texas corporation)

WITH AND INTO

INFO-HIGHWAY INTERNATIONAL, INC,

(a Texas corporation)

Pursuant to the provisions of Article 5 04 of the Texas Business Corporation Act (the “TBCA”) the undersigned domestic corporations certify the following Articles of Merger for the purpose of effecting a merger in accordance with the provisions of Part Five of the TBCA:

1. The name of each of the undersigned corporations that are a party to the plan of merger and the laws under which each such corporation were organized are:

Name of Corporation	State
InfoHighway (Texas) Merger Corporation	Texas
Info-Highway International, Inc.	Texas

2. A plan of merger was approved and adopted in accordance with the provisions of Article 5.03 of the TBCA providing for the merger of InfoHighway (Texas) Merger Corporation with and into Info-Highway International, Inc., resulting in Info-Highway International, Inc. being the surviving corporation in the merger.

3. An executed copy of the plan of merger is on file at the principal place of business of Info-Highway International, Inc., the address of which is 11811 North Freeway, Suite 600, Houston, Texas 77060, and a copy of the plan of merger will be furnished by such entity, on written request and without cost, to any shareholder of each domestic corporation that is a party to the plan of merger

4. As provided in the plan of merger, the Articles of Incorporation of Info-Highway International, Inc. shall be amended as set forth below and, as so amended, such Articles of Incorporation shall be the Articles of Incorporation of Info-Highway International, Inc., the surviving corporation, until such time as they may be amended in accordance with applicable law.

Articles One through Nine are deleted and the following Articles 1 through 12 are substituted in the place thereof:

Article 1: The name of the corporation is Info-Highway International, Inc.

Article 2: The period of duration of the corporation is perpetual.

Article 3: The lawful purpose for which the corporation is organized shall include the transaction of any lawful business for which corporations may be incorporated under the Texas Business Corporation Act.

Article 4: The number of shares which the corporation is authorized to issue is one thousand (1,000), all of which are of the par value of $0.01 per share and classified as Common shares.

Article 5: The corporation will not commence business until it has received for the issuance of its shares consideration of the value of at least one thousand dollars ($1,000.00).

Article 6: The street address of the registered office of the corporation is c/o National Registered Agents, Inc., 800 Brazos Street, Suite 1100, Austin, TX 78701. The name of the registered agent of the corporation at such address is National Registered Agents, Inc.

Article 7: The number of directors of the corporation is one (1). The name and address of the director is as follows:

NAME	ADDRESS
Joseph A. Gregori	1333 Broadway, Ste 1001 New York, NY 10018

Article 8: Shareholders of the corporation shall have no preemptive right to acquire additional, unissued, or treasury shares of the corporation.

Article 9: Cumulative voting of shares of stock is not authorized in the election of directors.

Article 10: The personal liability of all of the directors of the corporation is hereby eliminated to the fullest extent allowed as provided by the Texas Business Corporation Act and the Texas Miscellaneous Corporation Laws Act, as the same may be supplemented and amended.

Article 11: The Corporation agrees to indemnify the directors to the fullest extent permitted by the Texas Business Corporation Act for any monetary liability incurred in any suit or proceeding arising out of service as a director of the corporation while acting in good faith to further what were reasonably believed to be the best interests of the corporation. However, indemnification will not be available when directors are found liable for intentional misconduct or illegal acts.

Article 12: Any action required or permitted by the Texas Business Corporation Act to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if consents in writing, setting forth the action so taken, are signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to shareholders who would have been entitled to notice of the shareholders meeting if the action had been taken at a meeting and who have not consented in writing.

5. The Articles of Incorporation and all amendments and supplements thereto are hereby superseded by the Amended and Restated Articles of Incorporation attached hereto as Exhibit I which accurately copy the entire text of the Articles of Incorporation and all amendments and supplements thereto, as further amended by the amendments set forth above.

6. As to each of the undersigned corporations, the approval of whose shareholders is required, the number of shares outstanding, and, if the shares of any class or series are entitled to vote as a class, the designation and number of outstanding shares of each such class or series are as follows:

Name of Corporation	Number of Shares Outstanding	Designation of Class or Series	Number of Shares Entitled to Vote as a Class or Series
InfoHighway (Texas) Merger Corporation	1,000	Common	—
Info-Highway International, Inc.	12,389,729	Common	—

7. As to each of the undersigned corporations, the approval of whose shareholders is required, the total number of shares not entitled to vote only as a class, voted for and against the plan of merger, respectively, and, if the shares of any class or series are entitled to vote as a class, the number of shares of each such class or series voted for and against the plan of merger respectively, are as follows:

	Total	Total	Number of Shares Entitled to Vote as a Class or Series
Name of Corporation	Voted For	Voted Against	Class or Series	Voted For	Voted Against
InfoHighway (Texas) Merger Corporation	1,000	0	—	—	—
Info-Highway International, Inc.	10,428,018	0	—	—	—

8. The plan of merger and the performance of its terms were duly authorized by all action required by the laws under which each corporation that is a party to the merger was incorporated or organized and by its constituent documents.

9. The surviving corporation will be responsible for the payment of all fees and franchise taxes on the merged corporation and will be obligated to pay such fees and franchise taxes if the same are not timely paid.

[Signature page follows]

Dated: September 6, 2000

INFOHIGHWAY (TEXAS) MERGER CORPORATION

By:	/s/ Joseph A. Gregori
Joseph A. Gregori, President

INFO-HIGHWAYINTERNATIONAL, INC.

By:	/s/ Tony Howlett
Tony Howlett, Chief Executive Officer

EXHIBIT I

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

INFO-HIGHWAY INTERNATIONAL, INC.

Article 1: The name of the corporation is Info-Highway International, Inc.

Article 2: The period of duration of the corporation is perpetual.

Article 3: The lawful purpose for which the corporation is organized shall include the transaction of any lawful business for which corporations may be incorporated under the Texas Business Corporation Act.

Article 4: The number of shares which the corporation is authorized to issue is one thousand (1,000), all of which are of the par value of $0 01 per share and classified as Common shares.

Article 5: The corporation will not commence business until it has received for the issuance of its shares consideration of the value of at least one thousand dollars ($1,000.00).

Article 6: The street address of the registered office of the corporation is c/o National Registered Agents, Inc., 800 Brazos Street, Suite 1100, Austin, TX 78701. The name of the registered agent of the corporation at such address is National Registered Agents, Inc.

Article 7: The number of directors of the corporation is one (1). The name and address of the director is as follows:

NAME	ADDRESS
Joseph A. Gregori	1333 Broadway, Ste. 1001 New York, NY 10018

Article 8: Shareholders of the corporation shall have no preemptive right to acquire additional, unissued, or treasury shares of the corporation.

Article 9: Cumulative voting of shares of stock is not authorized in the election of directors.

Article 10: The personal liability of all of the directors of the corporation is hereby eliminated to the fullest extent allowed as provided by the Texas Business Corporation Act and the Texas Miscellaneous Corporation Laws Act, as the same may be supplemented and amended.

I-1

Article 11: The Corporation agrees to indemnify the directors to the fullest extent permitted by the Texas Business Corporation Act for any monetary liability incurred in any suit or proceeding arising out of service as a director of the corporation while acting in good faith to further what were reasonably believed to be the best interests of the corporation. However, indemnification will not be available when directors are found liable for intentional misconduct or illegal acts.

Article 12: Any action required or permitted by the Texas Business Corporation Act to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if consents in writing, setting forth the action so taken, are signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to shareholders who would have been entitled to notice of the shareholders meeting if the action had been taken at a meeting and who have not consented in writing.

I-2

Office of the Secretary of State Corporations Section P.O. Box 13697 Austin, Texas 78711-3697	FILED In the Office of the Secretary of State of Texas APR 19 2001 Corporations Section

STATEMENT OF CHANGE OF

ADDRESS OF REGISTERED AGENT

1.	The name of the entity represented is See Attached List of Corporations

The entity’s file number is See Attached List of Corporations

2.	The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the secretary of state.)

800 Brazos Street, Suite 1100, Austin, TX 78701

3.	The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.)

905 Congress Avenue, Austin, TX 78701

4.	Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.

Date:	April 25, 2001

National Registered Agents, Inc.
Name of registered agent

/s/ Dennis E. Howarth
Signature of registered agent
Dennis E. Howarth, President

IF THE ENTITY REPRESENTED IS A LIMITED PARTNERSHIP, THE STATEMENT MUST BE NOTARIZED. NOTARIZATION OF THE STATEMENT IS NOT REQUIRED IF THE ENTITY IS A CORPORATION, FINANCIAL INSTITUTION OR A LIMITED LIABILITY COMPANY.

State of Texas                                   §

County of                                           §

Subscribed and sworn to before me on		by
(date)

(name of person sworn)
(Notary Seal)

Signature of Notary Notary Public, State of Texas

National Registered Agents, Inc. - Change of Address - Corporations Page 2
Charter Name	SEQ#	Charter#	Status
GOURMET GROUP, INC.	1592540	135064	0
GREAT EXPECTATIONS PRECISION HAIRCUTTERS NO. 6463 OF ROLLING OAKS MALL, INC.	702836	1079296	0
GREAT EXPECTATIONS PRECISION HAIRCUTTERS OF BROWNSVILLE, INC.	371066	486274	0
GREAT EXPECTATIONS PRECISION HAIRCUTTERS OF INGRAM PARK, INC.	408043	450478	0
GREAT EXPECTATIONS PRECISION HAIRCUTTERS OF MALL DEL NORTE, INC.	411430	477277	0
GREAT EXPECTATIONS PRECISION HAIRCUTTERS OF MERCADO SQUARE, INC.	525092	635677	0
GREAT EXPECTATIONS PRECISION HAIRCUTTERS OF VALLE VISTA MALL, INC.	1309764	1233118	0
GREAT EXPECTATIONS PRECISION HAIRCUTTERS OF WINDSOR PARK, INC.	356174	470066	0
HAIRCRAFTERS #158 OF OLD MILL PLACE, INC.	679149	765416	0
HAIRCRAFTERS #159 OF CENTRAL PARK, INC.	662385	716699	0
HAIRCRAFTERS #160 OF MCCRELESS MALL, INC.	627943	718302	0
HAIRCRAFTERS #162 OF WONDERLAND MALL, INC.	638702	719006	0
HAIRCRAFTERS #166 OF SOUTH PARK MALL, INC.	868151	1010248	0
HAIRCRAFTERS #168 OF RIVERCENTER, INC.	1242863	1284196	0
HAIRCRAFTERS 154 OF HERITAGE SQUARE, INC.	539006	676885	0
HAIRCRAFTERS OF JACK RABBIT PLAZA, INC.	480853	548959	0
HAIRCRAFTERS OF RIVER CENTER, INC. - Not Found, only # 168 as above
HOME BASED BUSINESS CONSULTING, INC. - 01 -	1330608	1595725	0
HOMEBANC MORTGAGE CORPORATION - 06 -	1573171	135068	0
INFO-HIGHWAY INTERNATIONAL, INC. - 00 -	1348373	1331166	0
INFUSION CARE SYSTEMS, INC. - 06 -	-1545106	134890	0
JAMES A. JUNGMANN, INC., TEXAS - 00 -	691890	1074677	0
KELIHER DEVELOPMENT COMPANY - 06 -	1528233	134376	0
KELIHER TRADING COMPANY - 06 -	1521615	134375	0
M.D. COLLINS, INC. - 06 -	1559180	134470	0
MANPOWER PROFESSIONAL SERVICES, INC. - 06 -	1486823	124621	0
MANUFACTURERS CONSOLIDATION SERVICE, INC. - 06 -	1493422	83512	0
MDC SYSTEMS, INC. - 06 -	1465273	136200	0
MEDICAL SUPPORT SYSTEMS, INC. - 06 -	1586092	134046	0
MERCURY LONG DISTANCE, INC. - 06 -	1479969	133947	0
MILITARY COMMUNICATIONS CENTER, INC. - 06 -	1576473	66755	0

(Rev.7-03/22) 3333 04266190439 Do not write in the space aboveTCode 13196 Franchise , 16196 Bank c taxpayer identification number d. Report year TEXAS FRANCHISE TAX 760438543 (A 2004 PUBLIC INFORMATION REPORT MUST 6a filed to satisfy franchise rax requirements Corporation name and address INFO-HIGHWAY INTERNATIONAL, INC. 175 PINELAWN ROAD, SUITE 408 MELVILLE, NY If the preprinted information is not correct, please type or print the correct information. The following information MUST be provided for the Secretary of State (SOS) by each corporation or limited liability company thai files s Texas Corporation Franchise Tax Report. USE additional sheets for Sections A, B, and C, if necessary. The information will be available for public inspection. I I Check here if there are currently no changes to the information preprinted in Section A I 1 of this report. Then, complete Sections B and C. Please siqn below! Officer and director information is reported Corporation office information Report is completed. The information is updated annually Principal place There is no requirement or procedure for supplementing the information as officers and directors change SECTION A. Name, title, and mailing address of each officer and director JOSEPH GREGQRI I PRESIDENT I I X | YES | 67 TIMBER RIDGE DRIVE COMMACK, NY 11725 NAME FRANCINE MAMBUCA YES 2050 DECATUR AVENUE NORTH BELLMORE , NY 11710 NAME SECTION 8. List each corporation or limited liability company, if any, in which this reporting corporation or limited liability company owns an interest of ten percent (10%) or more. Enter the information requested for each corporation or limited liability company. Name of owned (subsidrary) corporation Slate of incorporation Texas SOS file number Percentage Interest Name of owned (subsidiary) corporation State of incorporation Texas SOS file number Percentage Interest SECTION C. List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more in this reporting corporation or limited liability company. Enter the information requested for each corporation or limited liability company. Name of owning (parent) corporation State of incorporation Texas SOS file number Percentage Interest INFOHIGHWAY COMMUNICATIONS COR I DE | I 100.00 Registered agent and registered office currently on file. I See instructions if you need to make changes.;

Office of the Secretary of State Corporations Section P.O. Box 13697 Austin, Texas 78711-3697	FILED In the Office of the Secretary of State of Texas MAR 26 2002 Corporations Section

CHANGE OF REGISTERED AGENT/REGISTERED OFFICE

1.	The name of the entity is See Attached List and the file number issued to the entity by the secretary of state is See Attached

2.	The entity is: (Check one.)

☑ a business corporation, which has authorized the changes indicated below through its board of directors or by an officer of the corporation so authorized by its board of directors, as provided by the Texas Business Corporation Act.

☐ a non-profit corporation, which has authorized the changes indicated below through its board of directors or by an officer of the corporation so authorized by its board of directors, or through its members in whom management of the corporation is vested pursuant to article 2.14C, as provided by the Texas Non-Profit Corporation Act.

☐ a limited liability company, which has authorized the changes indicated below through its members or managers, as provided by the Texas Limited Liability Company Act.

☐ a limited partnership, which has authorized the changes indicated below through its partners, as provided by the Texas Revised Limited Partnership Act.

☐ an out-of-state financial institution, which has authorized the changes indicated below in the manner provided under the laws governing its formation.

3.	The registered office address as PRESENTLY shown in the records of the Texas secretary of state is 905 CONGRESS AVENUE AUSTIN, TX 78701

4.	☑ A. The address of the NEW registered office is: (Please provide street address, city, state and zip code. The address must be in Texas.)

1614 Sidney Baker Street, Kerrville, TX 78028

OR	☐ B. The registered office address will not change.

5.	The name of the registered agent as PRESENTLY shown in the records of the Texas secretary of state is

6.	☐ A. The name of the NEW registered agent is National Registered Agents, Inc.

OR	☑ B. The registered agent will not change.

7.	Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

National Registered Agents, Inc.

By:	/s/ Dennis E. Howarth
(A person authorized to sign on behalf of the entity)
Dennis E. Howarth, President

INSTRUCTIONS

1.	It is recommended that you call (512) 463-5555 to verify the information in items 3 and 5 as it currently appears on the records of the secretary of state before submitting the statement for filing. You also may e-mail an inquiry to corpinfo@sos.state.tx. us. As information on out-of-state financial institutions is maintained on a separate database, a financial institution must call (512) 463-5701 to verify registered agent and registered office information. If the information on the form is inconsistent with the records of this office, the statement will be returned.

2.	You are required by law to provide a street address in item 4 unless the registered office is located in a city with a population of 5,000 or less. The purpose of this requirement is to provide the public with notice of a physical location at which process may be served on the registered agent. A statement submitted with a post office box address or a lock box address will not be filed.

3.	An authorized officer of the corporation or financial institution must sign the statement. In the case of a limited liability company, an authorized member or manager of a limited liability company must sign the statement. A general partner must sign the statement on behalf of a limited partnership. A person commits an offense under the Texas Business Corporation Act, the Texas Non-Profit Corporation Act or the Texas Limited Liability Company Act if the person signs a document the person knows is false in any material respect with the intent that the document be delivered to the secretary of state for filing. The offense is a Class A misdemeanor.

4.	Please attach the appropriate fee:

Business Corporation	$15.00
Financial Institution, other than Credit Unions	$15.00
Financial Institution that is a Credit Union	$5.00
Non-Profit Corporation	$5.00
Limited Liability Company	$10.00
Limited Partnership	$50.00

Personal checks and MasterCard®, Visa®, and Discover® are accepted in payment of the filing fee. Checks or money orders must be payable through a U.S. bank or other financial institution and made payable to the secretary of state. Fees paid by credit card are subject to a statutorily authorized processing cost of 2.1% of the total fees.

5.	Two copies of the form along with the filing fee should be mailed to the address shown in the heading of this form. The delivery address is: Secretary of State, Statutory Filings Division, Corporations Section, James Earl Rudder Office Building, 1019 Brazos, Austin, Texas 78701. We will place one document on record and return a file stamped copy, if a duplicate copy is provided for such purpose. The telephone number is (512) 463-5555, TDD: (800) 735-2989, FAX: (512) 463-5709.

Form No. 401

Revised 9/99

	Service Code	Company Name	State lD	Service Type	Orig./Qual Date	Dom. State
	SR	CDT STAMP INC.	146083400	D	17-Sep-97	TX–B-3-22-02
(1)	SR	SUN PACKING, INC.	146121200	D	22-Sep-97	TX
(2)	SR	800 EAST ASH LANE, INC.	146704000	D	12-Nov-97	TX
(3)	SR	BASEOPS INTERNATIONAL, INC.	147017800	D	9-Dec-97	TX
(4)	SR	BARTON’S LODGE APARTMENTS, INC.	147050100	D	12-Dec-97	TX
(5)	SR	KOSKI MANAGEMENT, INC.	147147200	D	19-Dec-97	TX
(6)	SR	RAMSEY LOOP REALTY CORP.	147330100	D	2-Jan-98	TX
	SR	MRM REAL ESTATE CORPORATION	150280100	D	21-Aug-98	TX
	SR	COMPLETE MIXERS INC.	161736300	D	20-Feb-01	TX–already changed 10/29/01
	SR	E POWER HOLDINGS CORP.	18704109	D 80001720	1-May-01	TX–already changed 10/29/01
(7)	SR	ENGINEERING AND FIRE INVESTIGATIONS, INC.	48800300	D	30-Aug-79	TX
		MID AMERICA CHIROPRACTIC CONSULTANTS OF
	SR	TEXAS, INC.	158141300	D	1-May-00	TX–B-3-22-02
(8)	SR	GLACIER/COLONNADE CORP.	159394900	D	10-Aug-00	TX
	SR	SAGE NETWORK, INC.	157941300	D	14-Apr-00	TX–B-3-22-02
(9)	SR	PLEASANT PLANO APARTMENTS, INC.	128299900	D	2-Sep-93	TX
(10)	SR	INFO-HIGHWAY INTERNATIONAL, INC.	133116600	D	27-Oct-94	TX
(11)	SR	GAB ROBINS ENVIRONMENTAL & MARINE, INC.	136421000	D	25-Jul-95	TX
(12)	SR	HYPERION APARTMENTS, INC.	139275800	D	15-Mar-96	TX
(13)	SR	E.S. COMMUNICATIONS, INC.	142516100	D	11-Dec-96	TX
(14)	SR	ZAPCOM, INC.	142760700	D	31-Dec-96	TX
(15)	SR	DAN KRUSE CLASSIC CAR PRODUCTIONS, INC.	144565800	D	19-May-97	TX
(16)	SR	LAKEVIEW APARTMENTS, INC.	145705300	D	19-Aug-97	TX
(17)	SR	2828 HAYES ROAD, INC.	146033100	D	16-Sep-97	TX
(18)	SR	MIDCOM COMMUNICATIONS INC.	8872306	F	28-Aug-91	WA
	SR	FANCH MANAGEMENT PARTNERS, INC.	11109006	F	26-Jul-96	CO–B-3-22-02
(19)	SR	USA GLOBAL LINK, INC.	11304706	F	19-Dec-96	DE
(20)	SR	ZAPCOM INTERNATIONAL, INC.	12029406	F	20-Mar-98	NV
(21)	SR	VISION TWENTY-ONE, INC.	12042106	F	9-Apr-98	FL
(22)	SR	TRIPLE POINT TECHNOLOGY, INC.	12616006	F	15-Apr-99	DE
(23)	SR	THE ARLEN GROUP, INC.	13044806	F	21-Jan-00	PA